Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Exam USA, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)  the Quarterly Report of the Company on Form 10-QSB for the period ended November 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)  the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 20, 2005

/s/ Shinichi Hirabayashi
Shinichi Hirabayashi
President and Chief Executive Officer

/s/ Yoneji Hirabayashi
Yoneji Hirabayashi
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Exam USA, Inc. and will be retained by Exam USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.